Attachment to N-CEN Item G.1.b.ii. (KMF)

On or about May 11, 2021, the Registrant completed the issuance and sale of $20 million aggregate liquidation preference of Series I Mandatory Redeemable Preferred Shares with a term redemption date of June 1, 2026, liquidation preference $25.00 per share and a floating dividend rate equal to 3-month LIBOR + 175 basis points per annum in a private placement.

On or about July 28, 2021, the Registrant completed the issuance and sale of $12 million aggregate liquidation preference of Series J Mandatory Redeemable Preferred Shares with a term redemption date of September 1, 2026, liquidation preference $25.00 per share and a dividend rate equal to 2.44% per annum in a private placement.